Exhibit 10.2

First Amendment to Purchase and Sale Agreement

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into this 11th day of November, 2019 (the “Effective Date”) by and among First Industrial L.P., a Delaware limited partnership, FI INDIANAPOLIS LP, a Delaware limited partnership, FR 6635 E 30, LLC, a Delaware limited liability company (collectively, “Seller”), and Plymouth Shadeland Commerce Center LLC, a Delaware limited liability company (“Purchaser”).

Whereas, Seller and Purchaser entered into that certain Agreement of Purchase and Sale dated October 16, 2019 (the “Agreement”) with respect to the purchase and sale of certain real property more particularly described therein (the “Project”); and

Whereas, the Seller and Purchaser both desire to amend the Agreement to reflect the new terms and conditions contained herein.

Now therefore, for Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser intending to be legally bound, do hereby amend the Agreement as follows:

1.	Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings defined to such terms in the Agreement.
2.	Inspection Period. Section 6.1 of the Agreement is hereby amended so that “Inspection Period” is defined as the period commencing with the Contract Date and expiring on the earlier of: (i) 5:00 PM (Chicago time) on November 15, 2019, and (ii) the date that Reagan Outdoor Advertising (as successor-in-interest to Clear Channel Outdoor, Inc.) (“Tenant”) delivers written notice evidencing its waiver of the right of first refusal granted to it under that certain Lease Agreement effective November 4, 2012 by and between Seller and Tenant (the “Lease”).
3.	Miscellaneous.
(a)	This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, successors-in-title, representatives and permitted assigns. In the event of any inconsistency or conflict between the terms of this Amendment and of the Agreement, the terms of this Amendment shall control. The Agreement, as amended by this Amendment, constitutes and contains the sole and entire agreement of the parties hereto with respect to the subject matter hereof and no prior or contemporaneous oral or written representations or agreements between the parties and relating to the subject matter hereof shall have any legal effect. Except as hereinabove provided, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect, and are hereby ratified and confirmed by the parties hereto.

(b)	In the event of a conflict or inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall be controlling.
(c)	This Amendment may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Purchaser and Seller are not signatories to the same counterpart. Delivery of an executed counterpart of this Amendment by e-documents, telefacsimile or electronic pdf shall be equally as effective as delivery of any original executed counterpart. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one (1) document. This Amendment shall be governed and construed in accordance with the laws of the State of Indiana.

[The remainder of this page is intentionally left blank. Signature page follows.]

The Purchaser and Seller have executed this First Amendment to Purchase and Sale Agreement as of the date and year first written above.

SELLER:

FIRST INDUSTRIAL L.P.,

a Delaware limited partnership

By: /s/ Donald R. Stoffle

Name: Donald R. Stoffle

Its: Authorized Signatory

FI INDIANAPOLIS LP,

a Delaware limited partnership

By: /s/ Donald R. Stoffle

Name: Donald R. Stoffle

Its: Authorized Signatory

FR 6635 E 30, LLC,

a Delaware limited liability company

By: /s/ Donald R. Stoffle

Name: Donald R. Stoffle

Its: Authorized Signatory

PURCHASER:

PLYMOUTH SHADELAND COMMERCE CENTER LLC,

a Delaware limited liability company

By: Plymouth Industrial OP, LP, a Delaware limited partnership, its manager

By: Plymouth Industrial REIT, Inc. a Maryland corporation, its general partner

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President, Chief Investment Officer

63554223 v2